UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 13, 2023

Nogin, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40682	86-1370703
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1775 Flight Way STE 400, Tustin, California	92782
(Address of principal executive offices)	(Zip Code)

(949) 222-0209

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	NOGN	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common stock at an exercise price of $11.50 per share	NOGNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Andrew Pancer to the Board

On February 13, 2023, the Board of Directors (the “Board”) of Nogin, Inc. (the “Company”), upon the recommendation of the Nominating and Corporate Governance Committee (the “Nominating Committee”), appointed Andrew Pancer to fill the vacancy on the Board created by the resignation of Jan-Christopher Nugent. Mr. Pancer will serve as a Class I director of the Board for a term ending at the 2023 annual meeting of stockholders of the Company, with such appointment effective as of February 13, 2023 (the “Effective Date”). In approving the appointment, the Board concluded that Mr. Pancer satisfies the independence requirements of the Nasdaq Stock Market and the Company’s Corporate Governance Guidelines and the Securities and Exchange Commission rules regarding audit committee membership. Mr. Pancer was appointed to serve as a member of the Nominating Committee and as a member of the Audit Committee of the Board.

Andrew Pancer, 52, is a Founding Partner at Big Red House Services Limited, a consulting company providing services to eCommerce and advertising technology companies. In addition, Mr. Pancer is a Founding Partner at Tyburnia Partners Limited, an eCommerce company focused on the manufacturing and sale of wine accessories. He is also actively engaged as a partner or consultant for a number of eCommerce, marketing technology and advertising agency companies, including Duration Media LLC, Spectrum Media Services LLC, Cap Hill Brands, Ramp97, Fresh Media LLC and Lomogo LLC. From 2017 to 2021, Mr. Pancer owned and operated Desserts by ME LLC, an eCommerce company that was acquired by Thrasio in 2021. Mr. Pancer received his Bachelor of Science in Business Administration from Washington University in St. Louis and his Master of Business Administration from New York University’s Stern School of Business. Mr. Pancer brings significant eCommerce and marketing experience to the Board and his extensive knowledge on the industry is expected to be beneficial to the Company.

In connection with Mr. Pancer’s appointment to the Board and in recognition of the services he will provide to the Company as a director, Mr. Pancer is expected to receive $100,000 per year as well as additional fees of $10,000 for each committee of which he is a member and $20,000 for each chairmanship of a committee. All fees are expected to be paid 50% in cash and 50% in awards of restricted stock units. Mr. Pancer entered into the Company’s standard form of indemnification agreement with the Company.

There are no arrangements or understandings between Mr. Pancer and any other person pursuant to which he was selected as a director. There are no family relationships between Mr. Pancer and any director or executive officer of the Company, and he does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Effective on the Effective Date, in light of Mr. Pancer’s appointment as a Class I director, the Board reassigned Hussain Baig from Class I to Class III in order to maintain the three classes of the Board as nearly equal in number as possible as prescribed by the Company’s Second Amended and Restated Certificate of Incorporation (the “Charter”). Mr. Baig resigned from his position as a Class I director but solely for the purpose of his simultaneous reassignment as a Class III director. Mr. Baig will serve as a Class III director for a term ending at the 2025 annual meeting of stockholders of the Company.

Resignation of Deborah Weinswig from the Board

On February 13, 2023, Deborah Weinswig, a Class I director of the Board and chair of the Nominating Committee, resigned from the Board, effective as of February 13, 2023. Ms. Weinswig’s resignation is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

Effective upon and in light of Ms. Weinswig’s resignation, the Board reassigned Geoffrey Van Haeren from Class II to Class I in order to maintain the three classes of the Board as nearly equal in number as possible as prescribed by the Company’s Charter. Mr. Van Haeren resigned from his position as a Class II director but solely for the purpose of his simultaneous reassignment as a Class I director. Mr. Van Haeren will serve as a Class I director for a term ending at the 2023 annual meeting of stockholders of the Company.

Following the resignation of Ms. Weinswig, the size of the Board is now six directors.

Item 7.01. Regulation FD Disclosure.

On February 14, 2023, the Company issued a press release related to Mr. Pancer’s appointment to the Board as described in Item 5.02 above (the “Press Release”). A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information set forth in Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statement and Exhibits.

(d)    Exhibits.

Incorporated by Reference
Exhibit Number	Description	Form	Exhibit	Filing Date

99.1	Press Release dated February 14, 2023.

10.4	Cover Page Interactive Data File, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Nogin, Inc.

Date: February 14, 2023	By:	/s/ Jonathan S. Huberman
	Name:	Jonathan S. Huberman
	Title:	Chief Executive Officer, President and Chairman of the Board

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